UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 6, 2008

MoneyGram International, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-31950	16-1690064
(Commission File Number)	(IRS Employer Identification No.)
1550 Utica Avenue South, Minneapolis, Minnesota	55416
(Address of Principal Executive Offices)	(Zip Code)

(952) 591-3000
(Registrant’s Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

On November 6, 2008, MoneyGram International, Inc. (the “Company”) issued a press release reporting financial results for its third quarter ended September 30, 2008.  A copy of the press release is furnished herewith as Exhibit 99.1.

During the earnings conference call on November 6, 2008, Anthony P. Ryan, Executive Vice President and Chief Operating Officer of the Company, and David J. Parrin, Executive Vice President and Chief Financial Officer of the Company, will discuss the Company’s third quarter 2008 financial results and provide a business update.  A copy of the discussion materials is furnished herewith as Exhibit 99.2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONEYGRAM INTERNATIONAL, INC.

		By:	/s/ Teresa H. Johnson
		Name:	Teresa H. Johnson
		Title:	Executive Vice President, General Counsel and
Secretary

Date:	November 6, 2008

EXHIBIT INDEX

Exhibit No.	Description of Document
99.1	Press Release dated November 6, 2008
99.2	Third Quarter 2008 Financial Results and Business Update Presentation dated November 6, 2008